UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

CONOCOPHILLIPS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2014.CONOCOPHILLIPS Meeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2014 Date: May 13, 2014 Time: 9:00 a.m., Central Time Location: Omni Houston Hotel at Westside 13210 Katy Freeway Houston, Texas 77079 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ? XXXX XXXX XXXX ? XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2014 to facilitate timely delivery. M69622- How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and an admission ticket or proof of ownership. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ?

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-4.

1. ELECTION OF DIRECTORS

Nominees:

1a. Richard L. Armitage

1b. Richard H. Auchinleck

1c. Charles E. Bunch

1d. James E. Copeland, Jr.

1e. Jody L. Freeman

1f. Gay Huey Evans

1g. Ryan M. Lance

1h. Robert A. Niblock

1i. Harald J. Norvik

1j. William E. Wade, Jr.

2. Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2014.

3. Advisory Approval of Executive Compensation.

4. Approval of 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 5-6.

5. Report on Lobbying Expenditures.

6. Greenhouse Gas Reduction Targets.

7. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

M69623-P47741

M69624-P47741